                                                                     EXHIBIT 4.1

PG
PARADIGM GENETICS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK
PAR VALUE $0.01 PER SHARE
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 69900R 10 6
This Certifies That
is the owner of
FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF
PARADIGM GENETICS, INC.
(hereinafter called the "Corporation") transferable on the books of the Corporation by said owner in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and the By-laws of the Corporation and all amendments thereto, copies of which are on file at the office of the Transfer Agent, and the holder hereof, by acceptance of this certificate, consents to and agrees to be bound by all of said provisions. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness, the facsimile seal of the Corporation and by facsimile the signatures of its duly authorized officers.
Dated:

/s/ Henry P. Nowak
---------------------------------------
Henry P. Nowak
SECRETARY

/s/ John A. Ryals
---------------------------------------
John A. Ryals
PRESIDENT

Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NEW YORK)
Transfer Agent
and Registrar

By:
    -----------------------------------
    Authorized  Signature

Paradigm Genetics, Inc.
Corporate Seal
2000
Delaware

                            PARADIGM GENETICS, INC

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                      UNIF GIFT MIN ACT- _________ Custodian __________

TEN ENT - as tenants by the entireties                                  (Cust)              (Minor)
JT TEN  - as joint tenants with right of                               under Uniform Gifts to Minors
          survivorship  and not as tenants                             Act __________________________
          in common                                                                (State)

   Additional abbreviations may also be used though not in the above list.

For Value Received_____________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
________________________________________


________________________________________



________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________________



                                       _________________________________________
                                       NOTICE: The signature to this assignment
                                               must correspond with the name as
                                               written upon the face of the
                                               certificate in every particular,
                                               without alteration or enlargement
                                               or any change whatever.



Signature(s) GUARANTEED:________________________________________________________
                        The signature(s) must be guaranteed by an eligible guarantor institution (banks, stock-brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. rule 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.